Exhibit 99.(k)(1)(a)

AMENDMENT

AMENDMENT made as of March 30, 2022 to that certain Amended and Restated Transfer Agency and Service Agreement made as of May 29, 2007 (the “TA Agreement”), between each of the investment companies listed in Exhibit A hereto including any series thereof (the “Fund”) and Prudential Mutual Fund Services LLC (“PMFS”). Capitalized terms not otherwise defined herein shall have the meaning assigned to them pursuant to the TA Agreement.

WHEREAS, the parties wish to amend the TA Agreement to add certain Funds, as parties to the TA Agreement.

NOW, THEREFORE, for and in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.	Exhibit A of the TA Agreement shall be amended as set forth in this Amendment, attached hereto and made a part hereof.

2.	Each party represents to the other that this Amendment has been duly executed.

3.	This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts, shall, together, constitute only one amendment.

4.	This Amendment shall become effective for each Fund as of the date listed above. From and after the execution hereof, any reference to the TA Agreement shall be a reference to the TA Agreement as amended hereby. Except as amended hereby, the TA Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Fund and PMFS have caused this Amendment to be executed by their duly authorized representatives, as of the day and year first above written.

EACH FUND LISTED ON EXHIBIT A HERETO

By:	/s/ Scott E. Benjamin
Scott E. Benjamin
Title:	Vice President

PRUDENTIAL MUTUAL FUND SERVICES LLC

By:	/s/ Hansjerg P. Schlenker
Hansjerg P. Schlenker
Title:	Senior Vice President

EXHIBIT A

FUNDS AND PORTFOLIOS

Gray merged away

INSURANCE FUNDS

RIC/Fund Name	Former Name
Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio
AST Advanced Strategies Portfolio
AST AllianzGI World Trends Portfolios	AST RCM World Trends Portfolio and AST Moderate Asset Alocation Portfolio
AST American Funds Growth Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock 60/40 Target Allocation ETF Portfolio
AST BlackRock 80/20 Target Allocation ETF Portfolio
AST BlackRock Global Strategies Portfolio
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Bond Portfolio 2024
AST Bond Portfolio 2025
AST Bond Portfolio 2026
AST Bond Portfolio 2027
AST Bond Portfolio 2028
AST Bond Portfolio 2029
AST Bond Portfolio 2030
AST Bond Portfolio 2031
AST Bond Portfolio 2033
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Global Realty Portfolio	AST Global Real Estate Portfolio)
AST Cohen & Steers Realty Portfolio
AST Core-Fixed Income	AST Western Asset Core Plus Bond Portfolio
AST Dimensional Global Core Allocation Portfolio
AST Emerging Markets Equity Portfolio	AST Parametric Emerging Markets Equity Portfolio
AST Fidelity Institutional AM® Quantitative Portfolio	AST FI Pyramis Quantitative Portfolio and AST First Trust Balanced Target Portfolio
AST Global Bond Portfolio	AST Wellington Management Global Bond Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Government Money Market Portfolio
AST High Yield Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio

AST Jennison Large-Cap Growth Portfolio
AST J.P. Morgan Global Thematic Portfolio	AST Horizon Growth Asset Allocation Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Tactical Preservation Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Large-Cap Core Portfolio	AST QMA Large-Cap Portfolio
AST Large-Cap Value Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
AST Franklin 85/15 Diversified Allocation Portfolio	AST Legg Mason Diversified Growth Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio	AST Marsico Capital Growth Portfolio)
AST MFS Global Equity Portfolio
AST MFS Growth Allocation Portfolio	AST New Discovery Asset Allocation Portfolio
AST MFS Growth Portfolio
AST Mid-Cap Growth Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio)
AST Mid-Cap Value Portfolio	AST Neuberger Berman/LSV Mid-Cap Value Portfolio)
AST Multi-Sector Fixed-Income Portfolio	AST Long Duration Bond Portfolio
AST Prudential Core Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Flexible Multi-Strategy Portfolio
AST QMA International Core Equity Portfolio
AST Quantitative Modeling Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Diversified Real Growth Portfolio
AST T. Rowe Price Growth Opportunities Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Wellington Management Hedged Equity Portfolio	AST Aggressive Asset Allocation Portfolio
AST Western Asset Emerging Markets Debt Portfolio
Prudential’s Gibraltar Fund, Inc. (GIB)
Prudential’s Gibraltar Fund, Inc.
The Prudential Series Fund
PSF PGIM 50/50 Balanced Portfolio	Conservative Balanced Portfolio
PSF PGIM Total Return Bond Portfolio	Diversified Bond Portfolio
PSF PGIM Jennison Blend Portfolio	Equity Portfolio - Class I
PSF PGIM Flexible Managed Portfolio	Flexible Managed Portfolio

PSF Global Portfolio	Global Portfolio
PSF PGIM Government Income Portfolio	Government Income Portfolio
PSF PGIM Government Money Market Portfolio	Government Money Market Portfolio, Money Market Portfolio
PSF PGIM High Yield Bond Portfolio	High Yield Bond Portfolio
PSF PGIM Jennison Growth Portfolio	Jennison Portfolio
PSF PGIM Jennison Focused Blend Portfolio	Jennison 20/20 Focus Portfolio
PSF Natural Resources Portfolio	Natural Resources Portfolio
PSF Small-Cap Stock Index Portfolio	Small Capitalization Stock Portfolio
PSF Stock Index Portfolio	Stock Index Portfolio
PSF PGIM Jennison Value Portfolio	Value Portfolio
PSF International Growth Portfolio	SP International Growth Portfolio
PSF Mid-Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio
PSF Small-Cap Value Portfolio	SP Small-Cap Value Portfolio
Prudential Gibraltar Fund

RETAIL FUNDS

RIC/Fund Name	Former Name
Prudential Global Total Return Fund, Inc.	Dryden Global Total Return Fund, Inc.
PGIM Global Total Return Fund	Prudential Global Total Return Fund, Prudential Global Total Return Fund, Inc.
PGIM Global Total Return (USD Hedged) Fund	Prudential Global Total Return (USD Hedged) Fund
Prudential Government Money Market Fund, Inc.	Prudential MoneyMart Assets, Inc., MoneyMart Assets, Inc.
PGIM Government Money Market Fund	Prudential Government Money Market Fund, Inc.
Prudential Investment Portfolios, Inc.
PGIM Balanced Fund	Prudential Balanced Fund, Prudential Asset Allocation Fund, Dryden Asset Allocation Fund, Dryden Active Allocation Fund
PGIM Jennison Focused Value Fund	PGIM Jennison Equity Opportunity Fund, Prudential Jennison Equity Opportunity Fund, Jennison Equity Opportunity Fund
PGIM Jennison Growth Fund	Prudential Jennison Growth Fund, Jennison Growth Fund
Prudential Investment Portfolios 2	Dryden Core Investment Fund
PGIM QMA Commodity Strategies Fund	Prudential Commodity Strategies Fund
PGIM Core Conservative Bond Fund	Prudential Core Conservative Bond Fund
PGIM Core Short Term Bond Fund	Prudential Core Short Term Bond Fund, Short Term Bond Series
PGIM Core Ultra Short Bond Fund	Prudential Core Ultra Short Bond Fund, Prudential Core Taxable Money Market Fund, Taxable Money Market Series

PGIM Institutional Money Market Fund	Prudential Institutional Money Market Fund
PGIM Jennison Small-Cap Core Equity Fund	Prudential Jennison Small-Cap Core Equity Fund
PGIM Quant Solutions Emerging Markets Equity Fund	Prudential QMA Emerging Markets Equity Fund
PGIM Quant Solutions International Developed Markets Index Fund	Prudential QMA International Developed Markets Index Fund
PGIM Quant Solutions Mid-Cap Core Fund	PGIM QMA Mid-Cap Core Equity Fund Prudential QMA Mid-Cap Core Equity Fund
PGIM Quant Solutions US Broad Market Index Fund	Prudential QMA US Broad Market Index Fund
PGIM TIPS Fund	Prudential TIPS Fund
Prudential Investment Portfolios 3	Jennison Dryden Opportunity Funds, Strategic Partners Opportunity Funds
PGIM Jennison Focused Growth Fund	Prudential Jennison Select Growth Fund, Jennison Select Growth Fund, Strategic Partners Focused Growth Fund
PGIM Real Assets Fund	Prudential Real Assets Fund
PGIM Quant Solutions Large-Cap Value Fund	PGIM QMA Strategic Value Fund

PGIM Strategic Bond Fund	Prudential Unconstrained Bond Fund, PGIM Unconstrained Bond Fund
PGIM Global Dynamic Bond Fund	Prudential Global Absolute Return Bond Fund, PGIM Global Absolute Return Bond Fund
PGIM Wadhwani Systematic Absolute Return Fund	PGIM QMAW Systematic Absolute Return Fund
Prudential Investment Portfolios 4	Dryden Municipal Bond Fund
PGIM Muni High Income Fund	Prudential Muni High Income Fund, High Income Series
Prudential Investment Portfolios 5	Strategic Partners Style Specific Funds
PGIM 60/40 Allocation Fund
Prudential Day One Income Fund
Prudential Day One 2015 Fund
Prudential Day One 2020 Fund
Prudential Day One 2025 Fund
Prudential Day One 2030 Fund
Prudential Day One 2035 Fund
Prudential Day One 2040 Fund
Prudential Day One 2045 Fund
Prudential Day One 2050 Fund
Prudential Day One 2055 Fund
Prudential Day One 2060 Fund
Prudential Day One 2065 Fund

PGIM Jennison Diversified Growth Fund	Prudential Jennison Diversified Growth Fund and Prudential Jennison Conservative Growth Fund
PGIM Jennison Rising Dividend Fund	Prudential Jennison Rising Dividend Fund
Prudential Investment Portfolios 6	Dryden California Municipal Fund
PGIM California Muni Income Fund	Prudential California Muni Income Fund
Prudential Investment Portfolios 7	JennisonDryden Portfolios
PGIM Jennison Value Fund	Prudential Jennison Value Fund
Prudential Investment Portfolios 8	Dryden Index Series Fund
PGIM Quant Solutions Stock Index Fund	PGIM QMP Stock Index Fund Prudential QMA Stock Index Fund, Prudential Stock Index Fund
PGIM Securitized Credit Fund
Prudential Investment Portfolios 9	Dryden Tax-Managed Funds
PGIM Absolute Return Bond Fund	Prudential Absolute Return Bond Fund
PGIM International Bond Fund	Prudential International Bond Fund
PGIM Quant Solutions Large-Cap Core Fund	PGIM QMA Large-Cap Core Equity Fund Prudential QMA Large-Cap Core Equity Fund, Prudential Large-Cap Core Equity Fund, Dryden Large-Cap Core Equity Fund
PGIM Select Real Estate Fund	Prudential Select Real Estate Fund
PGIM Real Estate Income Fund	Prudential Real Estate Income Fund
Prudential Investment Portfolios, Inc. 10
PGIM Jennison Global Equity Income Fund	PGIM Jennison Equity Income Fund
PGIM Quant Solutions Mid-Cap Value Fund	PGIM QMA Mid-Cap Value Fund
Prudential Investment Portfolios 12	Prudential Global Real Estate Fund
PGIM Global Real Estate Fund	Prudential Global Real Estate Fund
PGIM Short Duration Muni Fund	PGIM Short Duration Muni High Income Fund, Prudential Short Duration Muni High Income Fund
PGIM US Real Estate Fund	Prudential US Real Estate Fund
PGIM Jennison Technology Fund
PGIM Jennison NextGeneration Global Opportunities Fund
PGIM Jennison International Small-Mid Cap Opportunities Fund
Prudential Investment Portfolios, Inc. 14	Prudential Government Income Fund, Inc.
PGIM Government Income Fund	Prudential Government Income Fund, Dryden Government Income Fund, Inc.
PGIM Floating Rate Income Fund	Prudential Floating Rate Income Fund
Prudential Investment Portfolios, Inc. 15	Prudential High Yield Fund, Inc., Dryden High Yield Fund, Inc.

PGIM Short Duration High Yield Income Fund	Prudential Short Duration High Yield Income Fund
PGIM High Yield Fund	Prudential High Yield Fund
PGIM ESG High Yield Fund
Prudential Investment Portfolios 16
PGIM Income Build Fund
Prudential Investment Portfolios, Inc. 17	Prudential Total Return Bond Fund, Inc., Dryden Total Return Bond Fund, Inc.
PGIM Total Return Bond Fund	Prudential Total Return Bond Fund
PGIM Short Duration Multi-Sector Bond Fund	Prudential Short Duration Multi-Sector Bond Fund
PGIM ESG Total Return Bond Fund
Prudential Investment Portfolios 18	Prudential Jennison 20/20 Focus Fund, Jennison 20/20 Focus Fund

PGIM Jennison MLP Fund	Prudential Jennison MLP Fund
Prudential Jennison Blend Fund, Inc	Jennison Blend Fund, Inc., Strategic Partners Equity Fund, Inc.
PGIM Jennison Blend Fund	Prudential Jennison Blend Fund, Inc
Prudential Jennison Mid-Cap Growth Fund, Inc.	Jennison Mid-Cap Growth Fund, Inc., Jennison U.S. Emerging Growth Fund, Inc.
PGIM Jennison Mid-Cap Growth Fund	Prudential Jennison Mid-Cap Growth Fund, Inc.
Prudential Jennison Natural Resources Fund, Inc.	Jennison Natural Resources Fund, Inc.
PGIM Jennison Natural Resources Fund	Prudential Jennison Natural Resources Fund, Inc.
Prudential Jennison Small Company Fund, Inc.	Jennison Small Company Fund, Inc.
PGIM Jennison Small Company Fund	Prudential Jennison Small Company Fund, Inc.
Prudential National Muni Fund, Inc.	Dryden National Municipals Fund, Inc.
PGIM National Muni Fund	Prudential National Muni Fund, Inc.
Prudential Sector Funds	Jennison Sector Funds, Inc.
PGIM Jennison Financial Services Fund	Prudential Jennison Financial Services Fund and Prudential Financial Services Fund
PGIM Jennison Health Sciences Fund	Prudential Health Sciences Fund d/b/a Prudential Jennison Health Sciences Fund, Jennison Health Sciences Fund
PGIM Jennison Utility Fund	Prudential Utility Fund d/b/a Prudential Jennison Utility Fund, Jennison Utility Fund
Prudential Short-Term Corporate Bond Fund, Inc.	Dryden Short-Term Bond Fund, Inc.
PGIM Short-Term Corporate Bond Fund	Prudential Short-Term Corporate Bond Fund, Inc.

Prudential World Fund, Inc.
PGIM Emerging Markets Debt Local Currency Fund	Prudential Emerging Markets Debt Local Currency Fund
PGIM Emerging Markets Debt Hard Currency Fund	Prudential Emerging Markets Debt Hard Currency Fund
PGIM Quant Solutions International Equity Fund	Prudential QMA International Equity, Fund Prudential International Equity Fund
PGIM Jennison Emerging Markets Equity Opportunities Fund	Prudential Jennison Emerging Markets Equity Fund
PGIM Jennison Global Infrastructure Fund	Prudential Jennison Global Infrastructure Fund
PGIM Jennison Global Opportunities Fund	Prudential Jennison Global Opportunities Fund
PGIM Jennison International Opportunities Fund	Prudential Jennison International Opportunities Fund
The Target Portfolio Trust
PGIM Corporate Bond Fund	Mortgage Backed Securities
PGIM Quant Solutions Small Cap Value	PGIM QMA Small Cap Value
PGIM Core Bond Fund	(Int-Term Bond
The Prudential Variable Contract Account
The Prudential Variable Contract Account 2
The Prudential Variable Contract Account 10
The Prudential Variable Contract Account 11
The Prudential Variable Contract Accounts - 24

  CLOSED-END FUND

RIC/Fund Name	Former Name
PGIM Private Real Estate Fund, Inc.

  End of Exhibit A